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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                FORM 8-K/A NO. 1



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: MARCH 10, 2003








                               INSILCO HOLDING CO.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)







         Delaware                   0-24813                     06-1158291
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(STATE OR OTHER JURISDICTION OF   (COMMISSION                 (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NO.)             IDENTIFICATION NUMBER)






                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
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               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On March 10, 2003, the United States Bankruptcy Court for the District of Delaware entered orders in the jointly administered cases bearing case number 02-13672 (KJC) approving the sale of substantially all the assets of the U.S. operating subsidiaries of Insilco Holding Co. ("Holdings") and all the shares of Insilco Teoranta, an indirect Irish subsidiary of Holdings. The Bankruptcy Court approved five separate sale agreements pursuant to Bankruptcy Code section 363. Previously, Holdings had erroneously reported that the Bankruptcy Court had entered an order confirming a plan for the sale of the assets.

Under the sale orders Insilco Technologies, Inc. ("Insilco"), and certain of its subsidiaries, agreed to sell all the passive components business to Bel Fuse Ltd. for approximately $35 million; a substantial majority of the custom assembly business to Amphenol Corporation for approximately $14 million; the custom assembly business located at Insilco's North Myrtle Beach facility to LL&R Partnership, a private investor group, for $1.7 million; and the stamping business to SRDF Acquisition Company LLC, a private investor group, for approximately $13 million. Insilco agreed to sell the shares of its Ireland-based custom assembly business to that facility's general manager in a transaction that will return approximately $850,000 to Insilco.

As of March 7, 2003, the estimated assets and liabilities of Insilco Holding Co. were $134.8 million and $631.8 million, respectively.

As a result of the bankruptcy proceedings, Holdings does not expect any funds to be available for distribution to its stockholders.

On March 10, 2003, Insilco Holding Co. issued a press release relating to the foregoing, a copy of which was attached to the original 8-K as Exhibit 99 (a).





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               EXHIBIT NO.                     DESCRIPTION
               -----------                     -----------

                99 (a)*             Previously filed with this report.





















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           INSILCO HOLDING CO.
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                                           Registrant



Date: March 12, 2003                       By: /s/ MICHAEL R. ELIA
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                                               Michael R. Elia
                                               Senior Vice President and
                                               Chief Financial Officer






















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                                  EXHIBIT INDEX







     EXHIBIT NO.                         DESCRIPTION
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      99 (a)*                   Previously filed with this report.


























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